UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2011

Celera Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34116	26-2028576
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1401 Harbor Bay Parkway

Alameda, California 94502

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (510) 749-4200

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Agreement and Plan of Merger

On March 17, 2011, Celera Corporation, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Quest Diagnostics Incorporated, a Delaware corporation (“Parent”), and Spark Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent (“Purchaser”). Pursuant to the Merger Agreement and upon the terms and subject to the conditions thereof, Purchaser will commence a tender offer (the “Offer”) to acquire all of the issued and outstanding shares of the common stock of the Company, par value $0.01 per share (the “Shares”), for $8.00 per share, net to the holder thereof in cash, without interest and subject to applicable withholding taxes (such amount, the “Offer Price”).

On March 18, 2011, the Company and Parent issued a joint press release announcing that they had entered into the Merger Agreement. A copy of the joint press release is attached hereto as Exhibit 99.1.

Under the Merger Agreement, Purchaser will commence the Offer within seven business days after March 17, 2011. In the Offer, each Share validly tendered and not withdrawn will be accepted for payment by Purchaser in accordance with the terms of the Offer (but in no event sooner than 21 business days after the commencement of the Offer).

Pursuant to the Merger Agreement, following the consummation of the Offer, and subject to the satisfaction or written waiver of certain conditions set forth in the Merger Agreement, Purchaser will be merged with and into the Company (the “Merger”), and the Company will continue as the surviving corporation. In the event Parent and Purchaser acquire at least 90% of the outstanding Shares, including through exercise of the Top Up Option (defined below), the Merger may be effected as a “short-form” merger under the Delaware General Corporation Law (“DGCL”) without additional approval by the Company’s stockholders.

At the effective time of the Merger (the “Effective Time”), all remaining outstanding Shares not tendered in the Offer (other than Shares owned by Parent or Purchaser, Shares owned by the Company as treasury stock or owned of record by any subsidiary of the Company or Shares held by stockholders who properly exercise their dissenters’ rights under the DGCL) will be converted into the right to receive the Offer Price.

Purchaser’s obligations to accept for payment and pay for all Shares validly tendered pursuant to the Offer is subject to (i) the termination or expiration of the applicable waiting period under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended, (ii) a majority of the Shares outstanding (determined on a fully-diluted basis) having been tendered and not withdrawn at the expiration of the Offer and (iii) other customary closing conditions. Neither the Offer nor the Merger is subject to a financing condition.

Subject to the terms of the Merger Agreement, the Company has granted Purchaser an irrevocable option (the “Top Up Option”), exercisable only after acceptance by Purchaser of, and payment for, Shares tendered in the Offer and on the terms and conditions set forth in the Merger Agreement, to purchase newly issued Shares in an amount that, when added to the Shares already owned by Parent and Purchaser following consummation of the Offer, constitutes one share more than 90% of the issued and outstanding Shares on a fully-diluted basis. In no event will the Top Up Option be exercisable for a number of Shares in excess of the total number of the Company’s then authorized and unissued Shares (including Shares held in the treasury of the Company). The Top Up Option is not exercisable unless, immediately after such exercise and the issuance of Shares pursuant thereto, Parent and Purchaser will then hold, in the aggregate, at least 90% of the issued and outstanding Shares (assuming the issuance of the Top Up Option Shares). Parent or Purchaser will pay the Offer Price for the Shares acquired upon exercise of the Top Up Option as follows: (i) the portion of the aggregate purchase price equal to the par value of the Shares acquired upon exercise of the Top Up Option will be paid in cash and (ii) the balance of the aggregate purchase price will be paid (x) in cash, (y) by delivery to the Company of a promissory note having a principal amount equal to the balance of the remaining aggregate purchase price or (z) some combination of the foregoing. The Company, Parent and Purchaser have agreed that in any appraisal proceeding under the DGCL in respect of the Shares, the exercise of the Top Up Option and the delivery of the promissory note in connection therewith will not be given effect in determining the fair value of the Shares.

The Merger Agreement contains representations, warranties and covenants of the parties as customary for transactions of this type. The Company has also agreed to customary covenants governing the conduct of its business, including an obligation to conduct its business in the ordinary course consistent with past practice through the Effective Time. The Company has agreed not to solicit, initiate or, subject to certain limited exceptions in the Merger Agreement, participate in discussions with third parties regarding other proposals to acquire the Company and it has agreed to certain restrictions on its ability to respond to such proposals, subject to fulfillment of certain fiduciary requirements of the Company’s Board of Directors. The Merger Agreement also contains customary termination provisions for the Company and Parent and provides that, in connection with the termination of the Merger Agreement in connection with a competing acquisition proposal under certain specified circumstances, the Company may be required to pay Parent a termination fee of $23.45 million.

The Merger Agreement provides that upon Purchaser’s acceptance for payment of a majority of the outstanding Shares tendered pursuant to the Offer (the “Acceptance Time”), (i) each option to acquire Shares pursuant to the Company’s stock plans (each, a “Company Option”), which is issued and outstanding at the Acceptance Time, will vest and become exercisable and (ii) each right of any kind, contingent or accrued, to receive Shares or benefits measured by the value of a number of Shares, and each award of any kind consisting of Shares, granted under the Company’s stock plans (including restricted stock, restricted stock units, and performance share awards), other than Company Options (each, a “Company Stock-Based Award”) will vest and the Company shall issue and deliver Shares in settlement thereof. At the Effective Time, each Company Option will be cancelled in exchange for a payment in cash (subject to any applicable withholding or other taxes required to be withheld), without interest, in an amount equal to the product of (x) the total number of Shares subject to such Company Option and (y) the excess, if any, of the Offer Price over the exercise price per Share subject to such Company Option. At the Effective Time, such Shares issued in settlement of the Company Stock-Based Awards will be converted into the right to receive the Offer Price. Any outstanding performance share awards will be settled at target performance levels.

The Merger Agreement has been approved by the boards of directors of both Parent and the Company, and the Company’s board of directors has determined that the transactions contemplated by the Merger Agreement, including the Offer and the Merger, are fair to and in the best interests of the Company and its stockholders, declared the Merger Agreement and the transactions contemplated thereby, including the Offer and the Merger, advisable and recommended that stockholders of the Company accept the Offer, tender their Shares to Purchaser pursuant to the Offer and, if necessary to effect the Merger, vote to adopt the Merger Agreement, all in accordance with the Merger Agreement.

This summary of the principal terms of the Merger Agreement and the copy of the Merger Agreement filed as an exhibit to this Form 8-K are intended to provide information regarding the terms of the Merger Agreement and are not intended to modify or supplement any factual disclosures about the Company in its public reports filed with the SEC. In particular, the Merger Agreement and the related summary are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the Company. The foregoing description of the Offer, Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated into this report by reference.

The Merger Agreement itself has been provided solely to inform investors of its terms. The Merger Agreement contains representations and warranties by the Company, on the one hand, and by Parent and Purchaser, on the other hand, made solely for the benefit of the other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Merger Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders or may have been used for the purpose of allocating risk between the Company, on the one hand, and Parent and Purchaser, on the other hand. Accordingly, investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about the Company, Parent or Purchaser at the time they were made or otherwise.

In connection with the execution of the Merger Agreement, Kathy Ordoñez, Chief Executive Officer of the Company, entered into an employment agreement with Parent, pursuant to which Parent offered Ms. Ordoñez employment upon completion of the transaction. Ms. Ordoñez will serve as a Senior Vice President of Parent. In addition, Paul D. Arata, Senior Vice President of Human Resources and Administration, Michael Mercer, Senior Vice President of Berkeley HeartLab, Inc. and Michael A. Zoccoli, Senior Vice President, Products Group, of the Company entered into offer letters with Parent, pursuant to which Parent offered Messrs. Arata, Mercer and Zoccoli employment upon completion of the transaction.

Item 2.02 Results of Operations and Financial Condition

On March 18, 2011, the Company issued a press release announcing its financial results for the fourth quarter of 2010 and for its fiscal year ended December 25, 2010. A copy of the press release is furnished as Exhibit 99.2 attached hereto.

The information furnished pursuant to Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing, unless the Company expressly sets forth in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Material Compensatory Plan, Contract or Arrangement

On March 17, 2011, the Company adopted Amendment No. 1 (the “Amendment”) to the Celera Corporation Executive Change in Control Plan, as amended and restated effective December 1, 2010 (the “CIC Plan”), to clarify an eligible employee’s ability to terminate for “good reason” as defined in the CIC Plan as a result of the Merger and to make other technical changes. In particular, the Amendment clarifies that a diminution in the authority, duties or responsibilities of the supervisor of an eligible employee as a direct result of the Merger will not trigger “good reason.” The Amendment also clarifies that if the Chief Executive Officer, any Senior Vice President or the Vice President – Chief Intellectual Property Counsel retains his or her same title and position as in effect immediately prior to the Merger, or does not hold the same or greater title and position at Parent, then such individual will be considered to have a material diminution in authority, duties and responsibilities as a result of the Merger and will be eligible to terminate for “good reason” and receive the benefits under the CIC Plan. However, if such an executive has entered into a retention or employment agreement in connection with the transactions contemplated by the Merger Agreement, such executive shall not be eligible for benefits under the CIC Plan. The foregoing description of the Amendment and the CIC Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 2.2 and is incorporated into this report by reference.

Additional Information about the Transaction and Where to Find It

The tender offer has not yet commenced. This filing and the attached exhibits are neither an offer to buy nor a solicitation of an offer to sell any securities of the Company. The solicitation and the offer to buy shares of the Company’s common stock will only be made pursuant to a tender offer statement on Schedule TO, including an offer to purchase and other ancillary related materials that Spark Acquisition Corporation, a wholly owned subsidiary of Quest Diagnostics Incorporated, intends to file with the Securities and Exchange Commission (the “SEC”). In addition, the Company will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer and, if applicable, a proxy statement regarding the merger. Once filed, investors will be able to obtain the tender offer statement on Schedule TO, the offer to purchase, the Solicitation/Recommendation Statement of the Company on Schedule 14D-9, the proxy statement, if applicable, and related materials with respect to the tender offer, free of charge from the website of the SEC at www.sec.gov, or from the information agent and dealer manager named in the tender offer materials. Investors may also obtain, at no charge, the documents filed with or furnished to the SEC by the Company under the “Media and Investors” section of the Company’s website at www.celera.com. Investors are advised to read these documents when they become available, including the Solicitation/Recommendation Statement of the Company and any amendments thereto and any other materials relating to the tender offer that are filed with the SEC, carefully and in their entirety prior to making any decisions with respect whether to tender their shares into the tender offer because they contain important information, including the terms and conditions of the tender offer.

Forward-Looking Statements

Certain statements either contained in or incorporated by reference into this document, other than purely historical information, including estimates, projections, statements relating to the Company’s business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements.” These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Such forward-looking statements include the ability of the Company, Purchaser and Parent to complete the transactions contemplated by the Merger Agreement, including the parties’ ability to satisfy the conditions to the consummation of the tender offer and the other conditions set forth in the Merger Agreement and the possibility of any termination of the Merger Agreement. The forward-looking statements contained in this document are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward looking statements. Actual results may differ materially from current expectations because of risks associated with uncertainties as to the timing of the tender offer and the subsequent merger; uncertainties as to how many of the Company’s stockholders will tender their shares of common stock in the tender offer; the risk that competing offers or acquisition proposals will be made; the possibility that various conditions to the consummation of the tender offer or the merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the tender offer or the merger; the effects of disruption from the transactions on the Company’s business and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees, suppliers and other business partners; the risk that stockholder litigation in connection with the tender offer or the merger may result in significant costs of defense, indemnification and liability; other uncertainties pertaining to the business of the Company, including, among other things, the risk and uncertainty in connection with changes in reimbursement levels established by governmental and third-party payors; changing competitive markets, clinical trial data and regulatory conditions; the Company’s participation in provider networks; healthcare and other legal reforms on the state and federal levels, including Medicare contracting; competition in the healthcare and lab services industries, including competition from Applied Biosystems, Inc. (now Life Technologies); the Company’s ability to collect receivables and bill for its services; the Company’s ability to protect its position with respect to its intellectual property; liabilities relating to the Company’s split-off from Applied Biosystems, Inc. (now Life Technologies); macroeconomic conditions; conditions adversely affecting the Company’s suppliers; the interpretation of the U.S. Food and Drug Administration of the regulations governing the sale of Analyte Specific Reagents; the Company’s scientific discoveries may not be replicated in studies by other investigators, which may negatively impact the acceptance of, or reimbursement for, the Company’s diagnostic products and testing services; the Company’s dependence on Abbott Molecular to commercialize the Company’s diagnostic products; the disruption to the Company’s business that may result from the departure of sales representatives identified in the now settled litigation with a competitor; payors the Company expects to refund in connection with the Company’s review of the orders for additional testing performed on samples previously received and processed by Berkeley HeartLab, Inc. may make additional claims for money, including penalties, or may seek other remedies; adverse effects on the Company resulting from pending or future lawsuits, private action or government investigation; the additional risks and uncertainties from the restatement of the Company’s consolidated financial statements; the material adverse impact on the Company based on management’s determination that a material weakness exists in the Company’s internal control over financial reporting and the Company’s disclosure controls and procedures; and other risks detailed in the Company’s public filings with the SEC from time to time, including the Company’s most recent Annual Report on Form 10-K for the year ended December 25, 2010. The reader is cautioned not to unduly rely on these forward-looking statements. The Company expressly disclaims any intent or obligation to update or revise publicly these forward-looking statements except as required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

2.1	Agreement and Plan of Merger, dated as of March 17, 2011, by and among Celera Corporation, Quest Diagnostics Incorporated and Spark Acquisition Corporation.*

2.2	Amendment No. 1 to the Celera Corporation Executive Change in Control Plan, as amended and restated, effective December 1, 2010.

99.1	Joint Press Release issued by Celera Corporation and Quest Diagnostics Incorporated.

99.2	Press Release issued by Celera Corporation dated March 18, 2011.

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of March 18, 2011

CELERA CORPORATION

By:	/s/ Scott K. Milsten
Name:	Scott K. Milsten
Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of March 17, 2011, by and among Celera Corporation, Quest Diagnostics Incorporated and Spark Acquisition Corporation.*

2.2	Amendment No. 1 to the Celera Corporation Executive Change in Control Plan, as amended and restated, effective December 1, 2010.

99.1	Joint Press Release issued by Celera Corporation and Quest Diagnostics Incorporated.

99.2	Press Release issued by Celera Corporation dated March 18, 2011.

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule to the SEC upon request.